                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant                      [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement             [ ]   Confidential, for Use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12

               Hallmark Capital Corp.
---------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

---------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ----------------------------------------------------------------------

     (5)  Total fee paid:

     ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously  paid:

     ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

     ----------------------------------------------------------------------

     (3)  Filing party:

     ----------------------------------------------------------------------

     (4)  Date filed:

     ----------------------------------------------------------------------

                       [HALLMARK CAPITAL CORP. LETTERHEAD]






                                                              September 22, 2000





Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Hallmark Capital Corp. (the "Company"), the holding company for West Allis Savings Bank (the "Bank"), which will be held on Wednesday, October 25, 2000, at 7:00 p.m., Central Time, at the Pettit National Ice Center, Hall of Fame Room, 500 South 84th Street, Milwaukee, Wisconsin 53214.

         The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the Annual Meeting. The Company's Form 10-K Annual Report for the fiscal year ended June 30, 2000 also is included in this 2000 Annual Report. Directors and officers of the Company, as well as representatives of KPMG LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have.

         The vote of every shareholder is important to us. Please vote by phone or sign and return the enclosed appointment of proxy form ("Proxy") promptly in the postage-paid envelope provided, regardless of whether you are able to attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person even if you have already submitted your Proxy via mail or telephone.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support.



                                          Sincerely yours,


                                          /s/ James D. Smessaert
                                          --------------------------------------
                                          James D. Smessaert
                                          President and Chief Executive Officer

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

                       [HALLMARK CAPITAL CORP. LETTERHEAD]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 25, 2000


TO THE HOLDERS OF COMMON STOCK OF HALLMARK CAPITAL CORP.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Hallmark Capital Corp. (the "Company") will be held on Wednesday, October 25, 2000, at 7:00 p.m., Central Time, at the Pettit National Ice Center, Hall of Fame Room, 500 South 84th Street, Milwaukee, Wisconsin 53214.

         The Annual Meeting is for the purpose of considering and voting upon the following matters, all of which are set forth more completely in the accompanying Proxy Statement:

         1. The election of one director for a three-year term, and until his successor is elected and qualified;

         2. The ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending June 30, 2001;

         3. The approval of an amendment of the Company's Articles of Incorporation, as amended, to change the name of the Company to Ledger Capital Corp.; and

         4. Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other such business.

         The Board of Directors has established September 11, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

                                BY ORDER OF THE BOARD OF DIRECTORS,

                                /s/ Peter A. Gilbert

Glendale, Wisconsin             Peter A. Gilbert
September 22, 2000              Executive Vice President and Corporate Secretary


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM PROMPTLY IN THE ENVELOPE PROVIDED. WE ARE ALSO PLEASED TO ANNOUNCE THAT, AS AN ALTERNATIVE TO USING THE PAPER PROXY TO VOTE, SHAREHOLDERS MAY VOTE BY TELEPHONE IF THEY CHOOSE. PLEASE SEE "TELEPHONE VOTING ALTERNATIVES" IN THE PROXY STATEMENT FOR ADDITIONAL DETAILS.

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


                      [HALLMARK CAPITAL CORP. LETTERHEAD]


                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 25, 2000



         This Proxy Statement is being furnished to holders of common stock, $1.00 par value per share (the "Common Stock") of Hallmark Capital Corp. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, October 25, 2000, at 7:00 p.m., Central Time, at the Pettit National Ice Center, 500 South 84th Street, Hall of Fame Room, Milwaukee, Wisconsin 53214 and at any adjournments or postponements thereof.

         The Company's 2000 Annual Report to Shareholders which includes the Company's Form 10-K Annual Report, including the Company's consolidated financial statements for the fiscal year ended June 30, 2000, accompany this Proxy Statement and appointment of proxy form (the "Proxy"), which are first being mailed to shareholders on or about September 22, 2000.

   RECORD DATE AND OUTSTANDING SHARES

         Only shareholders of record at the close of business on September 11, 2000 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,563,241 shares of Common Stock outstanding and entitled to vote, and the Company had no other class of securities outstanding.

   QUORUM

         The presence, in person or by Proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

   ABSTENTIONS AND BROKER NON-VOTES

         Abstentions (i.e., shares for which authority is withheld to vote for a matter) are included in the determination of shares present and voting for purposes of whether a quorum exists. For the election of directors, abstentions will have no effect on the outcome of the vote because directors are elected by a plurality of the votes cast. For all other matters to be voted on at the Annual Meeting, abstentions will be included in the number of shares voting on a matter, and consequently, an abstention will have the same practical effect as a vote against such matter.

         Proxies relating to "street name" shares (i.e., shares held of record by brokers or other third party nominees) that are voted by brokers or other third party nominees on certain matters will be treated as shares present and voting for purposes of determining the presence or absence of a quorum. "Broker non-votes" (i.e., proxies submitted by brokers or third party nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or third party nominees do not have discretionary power to vote under the rules of the New York Stock Exchange) will be considered present for the purpose of establishing a quorum, but will not be treated as shares entitled to vote on such matters.

         ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE CONSIDERED "DISCRETIONARY" PROPOSALS FOR WHICH BROKERS AND THIRD PARTY NOMINEES MAY VOTE PROXIES NOTWITHSTANDING THE FACT THAT THEY HAVE NOT RECEIVED VOTING INSTRUCTIONS FROM THE BENEFICIAL OWNERS OF SHARES; CONSEQUENTLY, SHARES HELD BY BROKERS OR THIRD PARTY NOMINEES WILL BE COUNTED IF AND AS VOTED BY SUCH BROKERS AND THIRD PARTY NOMINEES.

   VOTING

         Matter 1 (Election of Directors). The Proxy being provided by the Board of Directors enables a shareholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for the nominee being proposed. The Company's Articles of Incorporation, as amended ("Articles of Incorporation") do not provide for cumulative voting by shareholders for the election of the Company's directors. Under the Wisconsin Business Corporation Law ("WBCL"), directors are elected by a plurality of the votes cast with a quorum present.

         Matter 2 (Appointment of KPMG LLP). The affirmative vote of a majority of the shares of Common Stock represented in person or by Proxy at the Annual Meeting is necessary to ratify the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2001.

         Matter 3 (Company Name Change). The affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for the approval of the amendment to the Company's Articles of Incorporation to change the name of the Company to Ledger Capital Corp.

         As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "10% Limit") are not entitled to any vote in respect of the shares held in excess of the 10% Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as such persons acting in concert with, such person or entity. The Company's Articles of Incorporation authorize the Board (i) to make all determinations necessary to implement and apply the 10% Limit, including determining whatever persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% Limit supply information to the Company to enable the Board to implement and apply the 10% Limit. The provisions of the Company's Articles of Incorporation relating to the 10% Limit do not apply to an acquisition of more than 10% of the shares of Common Stock if such acquisition has been approved by a majority of disinterested directors; provided such approval shall be effective only if obtained at a meeting where a quorum of disinterested directors is present.

   SOLICITATION AND REVOCATION

         Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope or by telephone (see "Telephone Voting Alternatives"). Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted:

         - FOR the election of the nominee for director named in this Proxy Statement;
         - FOR the ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending June 30, 2001;
         - FOR the approval of the amendment to the Company's Articles of Incorporation to change the name of the Company to Ledger Capital Corp.; and
         - In accordance with the best judgment of the persons appointed as proxies upon the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Submitting your completed Proxy via mail or telephone will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

         Any shareholder giving a Proxy has the power to revoke it any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Peter A. Gilbert, Corporate Secretary, Hallmark Capital Corp., 5555 North Port Washington Road, Glendale, Wisconsin 53217); (ii) submitting a duly-executed Proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

         The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Company. The Company has retained Morrow & Company, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Morrow & Company, Inc. will be paid a fee of $4,250, plus reimbursement for out-of-pocket expenses. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Company and West Allis Savings Bank (the "Bank"), without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

         Proxies solicited hereby will be referred to the Board of Directors, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

   TELEPHONE VOTING INSTRUCTIONS

         The Company is pleased to announce that shareholders are now able to vote their shares by telephone. (Voting via the Internet is not available at this time.) The submission of a Proxy via telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

         Shares Registered in the Name of the Shareholder. Shareholders with shares registered directly with Firstar Corporate Trust may vote their Proxy telephonically by calling Firstar at (877) 215-9164. Votes submitted by telephone must be received by 12:00 p.m. Eastern Standard Time on October 24, 2000.

         Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone voting alternatives. This program is different from the program offered by Firstar for telephonic voting of shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. Votes submitted telephonically through the ADP program must be received by 12:00 p.m. Eastern Standard Time on October 24, 2000.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the beneficial ownership of shares of Common Stock as of August 31, 2000 (except as noted otherwise below) by (i) each shareholder known to the Company to beneficially own more than 5% of the shares of Common Stock outstanding, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC") in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) each director of the Company, (iii) each director nominee of the Company; (iv) the executive officers of the Company appearing in the Summary Compensation Table below, and (v) all directors and executive officers as a group. Members of the Board of Directors of the Company also serve as directors of the Bank.

                                                                    NUMBER OF SHARES
                                                                      BENEFICIALLY
              NAME                                                     OWNED (1)            PERCENT OF CLASS
              ----                                                  ----------------        ----------------
     Financial Institution Partners, L.P./ Hovde
       Capital, Inc. (5)......................................         284,000                   11.08%
     West Allis Savings Bank Employee Stock
       Ownership Trust (6)....................................          83,309                    3.25
     James D. Smessaert (2)(3)(4).............................         238,257                    8.86
     Reginald M. Hislop, III (2)..............................           3,900                      *
     Martin Hedrich, Jr.......................................           3,000                      *
     Charles E. Rickheim (2)(3)...............................          66,315                    2.56
     Donald A. Zellmer (2)....................................           8,500                      *
     Peter A. Gilbert (2)(3)(4)...............................         102,215                    3.93
     All directors and executive officers
       as a group (8 persons) (2)(3)(4).......................         496,528                   17.71%
--------------------


* Amount represents less than 1.0% of the total shares of Common Stock outstanding.

(1) Unless otherwise indicated, includes shares of Common Stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting power and/or investment power. Fractional shares of Common Stock held by certain executive officers under the West Allis Savings Bank Employee Stock Ownership Plan (the "ESOP") have been rounded to the nearest whole share.

(2) Includes shares of Common Stock which the named individuals and certain executive officers have the right to acquire within 60 days of the Voting Record Date pursuant to the exercise of stock options: Mr. Smessaert - 125,086 shares; Mr. Gilbert - 39,600 shares; Mr. Hislop - 3,300 shares; Mr. Rickheim - 27,770 shares; Mr.Hedrich - 1,000; and Mr. Zellmer - 2,500 shares.

(3) Includes shares of Common Stock awarded to certain executive officers and directors under the West Allis Savings Bank Management Recognition and Retention Plan (the "MRP"). Recipients of awards under the MRP may direct voting prior to vesting.

(4) Includes shares of Common Stock allocated under the ESOP, for which such individuals possess shared voting power, of which approximately, 43,556 shares have been allocated to the accounts of the named executive officers in the Summary Compensation Table as follows: Mr. Smessaert - 15,712 shares; and Mr. Gilbert - 9,111 shares.

(5) Based upon Amendment No. 1 to a Schedule 13D, dated November 7, 1996, filed with the Company pursuant to the Exchange Act by Financial Institution Partners, L. P. and Hovde Capital, Inc., reporting the beneficial ownership of shares are where they have shared voting and dispositive power. Hovde Capital, Inc. is the general partner of Financial Institution Partners, L.P. and their business office is located at 1110 Lake Cook Road, Suite 165, Buffalo Grove, IL 60089.

(6) U.S. Bancorp (the "Trustee") is the trustee for the ESOP. The Trustee's address is 601 2nd Avenue South, Minneapolis, Minnesota 55402-4302.

                  MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

                                    MATTER 1.
                              ELECTION OF DIRECTORS

         Pursuant to the Articles of Incorporation of the Company, at the first annual meeting of shareholders of the Company held on October 28, 1994, directors of the Company were divided into three classes as equal in number as possible. Directors of the first class were elected to hold office for a term expiring at the first succeeding annual meeting, directors of the second class were elected to hold office for a term expiring at the second succeeding annual meeting, and directors of the third class were elected to hold office for a term expiring at the third succeeding annual meeting, and in each case until their successors are elected and qualified. At each subsequent annual meeting of shareholders, one class of directors, or approximately one-third of the total number of directors, are to be elected for a term of three years. There are no family relationships among the directors and/or executive officers of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

         Unless otherwise directed, each Proxy executed and returned by a shareholder will be voted FOR the election of the nominee for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominee for director and continuing directors. The proposed nominee currently serves as director of the Bank. James D. Smessaert has served as a director of the Company since the Company's formation in June 1993. Peter A. Gilbert and Reginald M. Hislop, III have served as directors of the Company since August 1995. Charles
E. Rickheim has served as a director of the Company since the Company's formation in June 1993. Martin Hedrich, Jr. has served as a director of the Company since September 1998. Donald A. Zellmer has served as a director of the Company since October 1996.


                                              POSITION WITH THE COMPANY                                  DIRECTOR
                                              AND PRINCIPAL OCCUPATION                                 OF THE BANK
NAME                                   AGE    DURING THE PAST FIVE YEARS                                  SINCE
----                                   ---    --------------------------                                  -----

                                  INFORMATION WITH RESPECT TO CONTINUING DIRECTORS

                             NOMINEE FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2003


James D. Smessaert                      62    President, Chief Executive Officer and Chairman of           1984
                                              the Board for the Company and the Bank.


                                              POSITION WITH THE COMPANY                                  DIRECTOR
                                              AND PRINCIPAL OCCUPATION                                 OF THE BANK
NAME                                   AGE    DURING THE PAST FIVE YEARS                                  SINCE
----                                   ---    --------------------------                                  -----

                                       DIRECTORS WHOSE TERMS EXPIRES IN 2001

Peter A. Gilbert                        52    Director of the Company and the Bank; Executive Vice         1995
                                              President, Chief Operating Officer and Corporate
                                              Secretary of the Bank and Executive Vice President and
                                              Corporate Secretary of the Company. Prior to joining
                                              the Bank in December 1995, Mr. Gilbert was President
                                              and CEO of Valley Real Estate Services Corp., a
                                              mortgage banking subsidiary of Valley Bancorporation
                                              located in Sheboygan, Wisconsin, from 1992 to 1994.

Reginald M. Hislop, III                 40    Director of the Company and the Bank; President and          1995
                                              Chief Executive Officer of The Village at Manor Park,
                                              Inc., a diversified organization which provides
                                              long-term care and specialized health care services to
                                              senior adults, located in West Allis, Wisconsin.

Charles E. Rickheim                     59    Director of the Company and the Bank; Owner and manager      1980
                                              of residential real estate located in the State of
                                              Wisconsin.

                                       DIRECTORS WHOSE TERMS EXPIRES IN 2002

Martin Hedrich, Jr.                     58    Director of the Company and the Bank; President and          1998
                                              owner of Monopanel Technologies, Inc., a manufacturer
                                              of switches used in appliance, instrument, computer
                                              and medical markets, located in West Allis, Wisconsin.

Donald A. Zellmer                       67    Director of the Company and the Bank; Chairman and           1996
                                              Chief Executive Officer of Fortress Bancshares, Inc.,
                                              a multi-bank holding company located in Westby,
                                              Wisconsin; President and owner of Ridgeview Farms,
                                              Inc.; Retired Partner of Ernst & Young LLP, Milwaukee
                                              Office.


THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST IS REQUIRED FOR THE ELECTION OF DIRECTORS. UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE SUBMITTED PROXIES WILL BE VOTED FOR THE ELECTION OF THE ABOVE-DESCRIBED NOMINEE. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEE FOR DIRECTOR.

                                    MATTER 2.
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 2000 were KPMG LLP. The Board of Directors of the Company has reappointed KPMG LLP to perform the audit of the Company's financial statements for the fiscal year ending June 30, 2001. Representatives of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company's shareholders.

         UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE SUBMITTED PROXIES WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP, AS THE INDEPENDENT AUDITORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                                    MATTER 3.
                               COMPANY NAME CHANGE

         The Board of Directors has unanimously adopted a resolution approving and recommending to the shareholders for their approval an amendment to Article I of the Company's Articles of Incorporation in order to change the Company's name to "Ledger Capital Corp." Accordingly, if the amendment to the Company's Articles of Incorporation is approved, Article I of the Company's Articles of Incorporation would read as follows:

                                   "ARTICLE I

         The name of the corporation is Ledger Capital Corp."

         The Board of Directors has determined that it would be in the best interest of the Company and its shareholders to change the name of Hallmark Capital Corp. to Ledger Capital Corp. The primary reason for the name change is to align the Company's name with the new name of the Bank, which reflects a refining of the Bank's marketing strategy. During the second quarter of fiscal 2001, the Bank intends to change its name from West Allis Savings Bank to Ledger Bank, S.S.B. The new name was strategically selected to pay homage to the Bank's 81-year heritage as a trustworthy, solid community bank. The Company believes the new name will enable it to create a differentiated, customer-focused, financial services brand in the market.

         If the amendment to the Company's Articles of Incorporation is approved, the corporate name change will become effective upon the filing of the Amendment to the Articles of Incorporation with the Wisconsin Department of Financial Institutions, which filing will be made promptly after the Annual Meeting.

         If the amendment to the Company's Articles of Incorporation is approved, the Common Stock of the Company will be traded under the symbol "LEDG" on the Nasdaq National Market System.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO LEDGER CAPITAL CORP. UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE SUBMITTED PROXIES WILL BE VOTED FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO LEDGER CAPITAL CORP. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO LEDGER CAPITAL CORP.

              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Regular meetings of the Board of Directors of the Company generally are held on a quarterly basis. During the fiscal year ended June 30, 2000, the Board of Directors of the Company held four regular meetings. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held and the total number of committee meetings on which such director served during the fiscal year ended June 30, 2000.

         The Board of Directors of the Company has a standing Audit Committee and Compensation Committee. The Audit Committee consists of Messrs. Donald A. Zellmer (Chairman), Charles E. Rickheim and Reginald M. Hislop, III. The Audit Committee reviews the scope and timing of the audit of the Company's financial statements by the Company's independent public accountants and will review with the independent public accountants the Company's management policies and procedures with respect to auditing and accounting controls. The Audit Committee also will review and evaluate the independence of the Company's accountants, and recommend to the Board the engagement, continuation or discharge of the Company's accountants. In addition, the Audit Committee will direct the activities of the Bank's internal audit. The Company's Audit Committee met three times during the fiscal year ended June 30, 2000.

         The Board of Directors of the Bank has established a Compensation Committee consisting of three directors, Messrs. Charles E. Rickheim (Chairman), Reginald M. Hislop, III and Martin Hedrich, Jr. who are neither officers nor employees of the Company or the Bank ("Outside Directors"). During the fiscal year ended June 30, 2000, the Company did not pay separate compensation to its executive officers. The Compensation Committee of the Company met in June and July of 2000 to review and approve the compensation decisions made by the Compensation Committee of the Bank and to issue the Joint Compensation Committee Report which appears in this Proxy Statement. For a further discussion of the compensation policies of the Company, see "Compensation Committee Report."

         The entire Board of Directors, acting as a Nominating Committee, met on July 25, 2000, to consider and select the nominee for director to stand for election at the Annual Meeting. The Company's By-laws allow for shareholder nominations of directors and require such nominations be made pursuant to timely notice in writing to the Secretary of the Company. See "Shareholder Proposals for the 2001 Annual Meeting."

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         During the fiscal year ended June 30, 2000, the Company did not pay separate compensation to its executive officers. Separate compensation will not be paid to officers of the Company until such time as the officers of the Company devote significant time to separate management of Company affairs, which is not expected to occur until the Company becomes actively involved in additional business beyond the Bank. The following table summarizes the total compensation paid by the Bank to its Chief Executive Officer and the next highest paid executive officer of the Bank whose compensation (salary and bonus) exceeded $100,000 during the Company's fiscal years ended June 30, 1998, 1999 and 2000.



                           SUMMARY COMPENSATION TABLE

                                                             ANNUAL               LONG-TERM
                                                         COMPENSATION(1)        COMPENSATION
                                                         ---------------        ------------
                                                                                   NUMBER
                                                                                  OF SHARES
                                                                                 SUBJECT TO         ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR       SALARY      BONUS(2)     OPTIONS(3)      COMPENSATION(4)
---------------------------                  ----       ------      --------     ----------      ---------------
James D. Smessaert........................   2000     $171,147    $      --           --           $15,818
  President and Chief Executive              1999      164,564       66,774        6,000            24,378
  Officer and Director of the                1998      158,235       76,066        6,000            36,683
  Company and the Bank

Peter A. Gilbert..........................   2000     $136,567    $      --           --           $15,818
   Executive Vice President &                1999      131,263       46,622        4,000            24,378
   Corporate Secretary of the                1998      126,263       53,109        4,000            36,683
   Company, Executive Vice
   President/Chief Operating
   Officer and Corporate Secretary
   of the Company and the Bank

-----------------------------

(1) Perquisites provided to Messrs. Smessaert and Gilbert by the Company did not exceed the lesser of $50,000 or 10% of total annual salary and bonus during the fiscal years indicated and accordingly, are not included.

(2) Bonuses paid to Messrs. Smessaert and Gilbert in fiscal 1998 and 1999 were based upon the terms set forth under the West Allis Savings Bank Annual Incentive Plan (the "Incentive Plan"). See "Annual Incentive Plan."

(3) Amounts shown in this column represent the total number of shares of Common Stock subject to options granted (both vested and unvested) under the Hallmark Capital Corp. 1993 Incentive Stock Option Plan, as amended (the "Incentive Stock Option Plan"). The options awarded are subject to a vesting schedule over a five-year period from the date of grant.

(4) Amounts shown in this column represent the Bank's contributions on behalf of Messrs. Smessaert and Gilbert under the ESOP for the fiscal years ended June 30, 1998, 1999 and 2000.

EMPLOYMENT AGREEMENTS

         In connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank (the "Conversion"), the Bank entered into a three-year employment agreement with Mr. Smessaert, President and Chief Executive Officer of the Bank. On December 31, 1994, the Bank entered into a three-year employment agreement with Mr. Gilbert, Executive Vice President/Chief Operating Officer and Corporate Secretary of the Bank. The terms of each of their employment agreements may be renewed upon expiration for three years by action of the Bank's Board of Directors, subject to the Board's annual performance evaluation. The employment agreements are intended to ensure that the Bank maintains stable and competent management.

         Under the employment agreements, the current base salaries for Mr. Smessaert and Mr. Gilbert are $171,147 and $136,567, respectively. The base salaries may be increased by the Bank's Board of Directors, but may not be reduced except as part of a general pro rata reduction in compensation for all executive officers. In addition to base salary, the employment agreements provide for payments from other Bank incentive compensation plans, and provide for other benefits, including participation in any group health, life, disability, or similar insurance program and in any pension, profit-sharing, employee stock ownership plan, deferred compensation, 401(k) or other retirement plans maintained by the Bank. The employment agreements also provide for participation in any stock-based incentive programs made available to executive officers of the Bank. The employment agreements may be terminated by the Bank upon death, disability, retirement, or for cause at any time, or in certain events specified by the regulations of the Wisconsin Department of Financial Institutions, Division of Savings and Loan. If the Bank terminates the employment agreements for any reasons other than due to death, disability, retirement or for cause, the executive officers are entitled to a severance payment equal to one year's base salary (based on the highest base salary within the three years preceding the date of termination) together with other compensation and benefits in which they were vested at the termination date.

         The employment agreements provide for severance payments if the executive officers employment terminates following a change in control. Under the employment agreements, a "Change in Control" is generally defined to include any change in control required to be reported under the federal securities laws as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities, or (ii) a change in a majority of the directors of the Company during any two-year period without approval of at least two-thirds of the persons who were directors at the beginning of such period. Within the greater of twelve months or the remaining employment term at the effective date of any Change in Control, the executive officers have the option of receiving as severance: (i) the amount payable if the Bank terminated employment for reasons other than death, disability, retirement or for cause; or
(ii) an amount equal to the salary payments for the then-remaining employment term (which at the executive's election may be payable in one lump sum). In either case, the executive officers are entitled to all qualified retirement and other benefits in which they were vested. If the severance benefits payable following a Change in Control would constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Internal Revenue Code, and the present value of such "parachute payments" equals or exceeds three times their average annualized includable income for the five calendar years preceding the year in which a Change in Control occurred, the severance benefits will be reduced to an amount equal to the present value of 2.99 times the average annual compensation paid to the executive officers during the five years immediately preceding such Change in Control.

         In fiscal 2000, the Company and the Bank entered into employment agreements with Messrs. Smessaert and Gilbert which are intended to supplement certain provisions contained in their employment agreements with the Bank. Neither of the employment agreements are intended to provide duplicate payments or benefits which are provided under the agreements previously executed. The employment agreements with the Bank provide that the Company may reimburse the Bank for any compensation paid to each of Messrs. Smessaert and Gilbert pursuant to such agreements as jointly determined by the Boards of the Company and the Bank to reflect appropriately the allocation of the executive's time between Company and Bank affairs. The employment agreements with the Company provide that the Company shall pay the executive the entire amount of any unpaid severance which is not paid to the executive as a result of the Change in Control restrictions under their employment agreements with the Bank. In addition, as noted above, under applicable law, a 20% excise tax would be triggered by change-in-control related payments that equal or exceed three times the executives' annual compensation over the five years preceding the Change in Control. The employment agreements with the Company provide that to the extent payments related to a Change in Control are subject to the excise tax, the Company will provide the executives with an additional amount sufficient to enable the executives to retain the full value of the change in control benefits as if the excise tax had not applied.

EXECUTIVE EMPLOYEE SUPPLEMENTAL COMPENSATION AGREEMENT

         In December 1998, the Bank entered into a Supplemental Compensation Agreement (the "SERP") with Mr. Smessaert and Mr. Gilbert. The SERP surpersedes the Executive Salary Continuation Agreement of August 1992 between the Bank and Mr. Smessaert. Pursuant to the SERP, the Bank agreed to pay Mr. Smessaert and Mr. Gilbert an annual benefit of $115,000 and $100,000, respectively, upon their retirement at age 65 or upon their attainment of age 65 following an involuntary termination or a termination subsequent to a "change in control." In an effort to provide "golden handcuffs," the SERP provides that in the event of a voluntary termination of employment prior to age 65, the benefit commencement date will extend significantly beyond 65. The SERP provides benefits to Mr. Smessaert and Mr. Gilbert for life once the payments commence. In the event of death while employed at the Bank, the Bank will pay their designated beneficiaries approximately $2.3 million and $2.0 million, respectively, payable in equal monthly installments over a 20-year period. In the event of death within 20 years after retirement, the Bank will pay their designated beneficiaries the remaining monthly payments.

         The SERP agreements contain restrictive covenants which provide that Mr. Smessaert or Mr. Gilbert would forfeit any further benefits under the SERP if they commence employment with another competitive financial institution for a period of 18 months following any voluntary termination of employment (excluding termination caused by a "change in control"). "Change in control" is generally defined to include any change in control required to be reported under the federal securities laws, as well as the acquisition by any person of 25% or more of the Company's or Bank's outstanding voting securities. The Bank has purchased two single-premium annuity policies on the life of Mr. Smessaert designating the Bank as beneficiary to fund the Bank's anticipated obligations under the SERP. In addition, in September 1998, the Bank purchased split-dollar life insurance policies on the lives of Mr. Smessaert and Mr. Gilbert to provide their beneficiaries a death benefit of $1.0 million each and to additionally fund the Bank's anticipated obligations under the SERP.

ANNUAL INCENTIVE PLAN

         In August 1995, the Board of Directors of the Bank adopted the West Allis Savings Bank Annual Incentive Plan (the "Incentive Plan") which was effective for the fiscal year ending June 30, 2000. The Incentive Plan is designed to provide annual incentive opportunity targets that are consistent with the Bank's executive compensation philosophy and current competitive median market compensation practices. Under the Incentive Plan, the Chief Executive Officer, Executive Vice President/Chief Operating Officer and Senior Vice Presidents of the Bank earn incentive compensation if the Company achieves targets set by the Compensation Committee on an annual basis for net income of the Company. The amount of incentive compensation earned will be a percentage of each officer's base salary and will be dependent upon whether the Company achieves threshold, target and maximum levels of net income. The threshold, target and maximum net income levels and the corresponding percentages of base salary applicable to computation of incentive compensation will be established at the beginning of each fiscal year by the Compensation Committee of the Company. If the financial performance of the Company is such that the threshold net income level is not achieved, no incentive compensation will be earned. For fiscal 2000, if the threshold level set for net income was achieved, the Incentive Plan provides for incentive payments as follows: (i) 20.0% of the Chief Executive Officer's base salary; (ii) 17.50% of the Executive Vice President/Chief Operating Officer's base salary; and (iii) 12.50% of the Senior Vice Presidents' base salaries. If the target level set for net income is achieved, the Incentive Plan provides for incentive payments as follows: (i) 40.0% of the Chief Executive Officer's base salary; (ii) 35.0% of the Executive Vice President/Chief Operating Officer's base salary; and (iii) 25.0% of the Senior Vice Presidents' base salaries. If the maximum level set for net income is achieved, the Incentive Plan provides for incentive payments as follows: (i) 60.0% of the Chief Executive Officer's base salary; (ii) 52.50% of the Executive Vice President/Chief Operating Officer's base salary; and (iii) 37.50% of the Senior Vice Presidents' base salaries. Incentive payments for achievement of net income at levels within the range set by the threshold, target and maximum levels will be based upon interpolated percentages. Incentive compensation will not exceed the percentages of base salary set for the maximum net income level if the Company's net income exceeds the maximum net income level. The Incentive Plan is administered by the Compensation Committee of Board of Directors of the Bank. Prior to the payment of incentive compensation, the Compensation Committee of the Board of Directors will certify that the net income levels were achieved.

INCENTIVE STOCK OPTION PLAN

         In connection with the Conversion, the Board of Directors of the Company adopted the Incentive Stock Option Plan. All officers and employees of the Company and its subsidiaries are eligible to participate in the Incentive Stock Option Plan. At June 30, 2000, the Company and its subsidiaries had 78 eligible officers and employees. The Incentive Stock Option Plan authorizes the grant of (i) options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code ("Incentive Stock Options"), (ii) options that do not so qualify ("Non-Statutory Options"), and (iii) options which are exercisable only upon a change in control of the Company or the Bank ("Limited Rights"). Options for a total of 369,920 shares of Common Stock were made available for granting to eligible participants under the Incentive Stock Option Plan, and options to purchase 72,862 shares of Common Stock remained available for future grant at June 30, 2000. There were no options granted under the Incentive Stock Option Plan during the fiscal year ended June 30, 2000.

         The following table sets forth certain information concerning the exercise of stock options granted under the Incentive Stock Option Plan by the named executive officers during the fiscal year ended June 30, 2000, and the value of their unexercised stock options at June 30, 2000.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF                       VALUE OF
                                                                 UNEXERCISED                    UNEXERCISED
                                                                   OPTIONS                      IN-THE-MONEY
                             NUMBER OF                               AT                          OPTIONS AT
                              SHARES                           FISCAL YEAR END              FISCAL YEAR END (1)
                             ACQUIRED       VALUE        ---------------------------     -------------------------
  NAME                      ON EXERCISE    REALIZED      EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
  ----                      -----------    --------      -----------   --------------    -----------   -------------
James D. Smessaert........       0           $0          125,086            9,600         $ 586,892       $ 2,094

Peter A. Gilbert..........       0            0           28,800           17,200           121,834         1,396

---------------------

(1) The value of Unexercised In-the-Money Options is based upon the difference between the fair market value of the securities underlying the options ($9.125) and the exercise price of the options at June 30, 2000.

DIRECTORS' COMPENSATION

   BOARD FEES

         The Board of Directors of the Company meets at least quarterly and received $250 for each regular or special Board meeting attended during the fiscal year ended June 30, 2000. For the fiscal year ended June 30, 2000, each member of the Board of Directors of the Bank received a $1,350 monthly meeting fee.

   DIRECTORS' EMERITUS PROGRAM

         On July 20, 1994, the Bank adopted a Directors' Emeritus Program (the "Emeritus Program") which provides for an annual payment equal to 50% of the annual retainer fee paid to eligible directors. Under the Emeritus Program, an eligible director is defined as a director whose service as a director terminates on or after the director has attained age 70. The mandatory retirement age for directors of the Bank is 70. For eligible directors who attained age 70 on or prior to July 1, 1996, the annual payments shall continue until the eligible director's death. For eligible directors who did not attain age 70 on or prior to July 1, 1996, the annual payments shall continue until the earlier of: (i) the eligible director's death; or (ii) five years from the date the eligible director's board service shall have terminated.

         In addition, each eligible director who attained age 70 on or prior to July 1, 1996 receives health insurance (single and family coverage) under the health plan maintained by the Bank until the eligible director's death. Eligible directors who did not attain age 70 on or prior to July 1, 1996 are not entitled to health insurance benefits under the Emeritus Program.

         In the event of a Change in Control (as defined in the Emeritus Program) of the Bank, or a merger or other business combination involving the Bank in which the Bank is not the resulting entity, the rights and obligations of the Bank under the Emeritus Program shall become the rights and obligations of the successor or acquiring entity.

   STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

         In connection with the Conversion, the Board of Directors of the Company adopted the Hallmark Capital Corp. 1993 Stock Option Plan for Outside Directors of the Company and the Bank (the "Directors' Plan"). Options to purchase 153,980 shares of Common Stock were made available for granting to Outside Directors under the Directors' Plan, and options to purchase 23,300 shares of Common Stock remained available for future grant at June 30, 2000. All options granted under the Directors' Plan expire upon the earlier of ten years following the date the option was granted or one year following the date the optionee ceases to be a director. There were no options granted under the Stock Option Plan for Outside Directors during the fiscal year ended June 30, 2000.


                          COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement into any filing under the Securities Act or 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under the Securities Act or Exchange Act.

   COMPENSATION COMMITTEE

         I.       ROLE OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors of the Company and the Bank consists of the Outside Directors, Messrs. Charles E. Rickheim (Chairman), Reginald M. Hislop, III and Martin Hedrich, Jr. During the fiscal year ended June 30, 2000, the Company did not pay separate compensation to its executive officers. In June and July 2000, the Compensation Committee met to review and ratify the compensation policies set by, and the decisions made by, the Board of Directors of the Bank. All executive officer compensation was paid by the Bank and compensation policies were determined by the Compensation Committee of the Bank. The term "Compensation Committee" in this report refers to the Compensation Committee of the Company and the Bank.

         II.      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is composed entirely of independent Outside Directors who are not former officers or employees of the Company or any of its subsidiaries. There are no interlocks, as defined under the rules and regulations of the SEC, between the Compensation Committee and corporate affiliates of members of the Compensation Committee.

         III.     COMPENSATION COMMITTEE REPORT

         Under rules established by the SEC, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company. The rules require compensation disclosure in the form of tables and a report of the Compensation Committee which explains the rationale and considerations that led to fundamental compensation decisions affecting such individuals. The Compensation Committee has prepared the following report, at the direction and approval of the Board of Directors of the Company, for inclusion in this Proxy Statement.

   EXECUTIVE COMPENSATION PHILOSOPHY

         The primary objective of the Company's executive compensation policy is to attract and retain highly skilled and motivated executive officers who will manage the Company and the Bank in a manner to promote growth and profitability. In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to consider the following factors: (i) the individual performance of the executive; (ii) the executive's contribution to achievement of the strategic business plan of the Company and the Bank; (iii) the executive's experience and responsibility level during the present period and anticipated responsibilities during the following fiscal year; and (iv) compensation levels for executives of comparable financial institutions. The executive compensation program consists of three elements: base salary and incentive compensation, long-term incentive compensation and retirement and other benefits.

   BASE SALARY AND INCENTIVE COMPENSATION

         Base salary levels are designed to be competitive with cash compensation levels paid to similar executives at financial institutions of similar size, giving due consideration to the competitive market in which the Company and the Bank operate. Base salaries are subject to review and adjustment by the Compensation Committee each year. In fiscal 2000, the average increase in base salary for executive officers was 4.00%.

         In August 1995, the Board of Directors of the Bank adopted the West Allis Savings Bank Annual Incentive Plan ("Incentive Plan") which was effective for the fiscal year ending June 30, 2000. The Incentive Plan is intended to accomplish the following objections: (i) reward key individuals for achieving pre-established financial and non-financial goals that support the Company's and Bank's annual business objectives; (ii) encourage and reinforce effective teamwork and individual contributions toward Company and Bank goals; and (iii) provide an incentive opportunity that will enable the Company and the Bank to attract, motivate and retain outstanding executives.

         For fiscal 2000, the Company did not achieve a net income level that exceeded the target level of net income established by the Board under the Incentive Plan. Therefore, no incentive compensation was paid to executive officers for fiscal 2000. For a further discussion of the Incentive Plan, see "Compensation of Executive Officers and Directors - Annual Incentive Plan."

   LONG-TERM INCENTIVE COMPENSATION

         The Bank established the Incentive Stock Option Plan in fiscal 1994 as a method of providing officers and employees of the Bank with a proprietary interest in the Company and to encourage such persons to remain with the Bank. All officers and employees of the Company are eligible to participate in the Incentive Stock Option Plan. The option awards are designed to align the financial interests of the Company's executive officers more closely with the Company's shareholders. During fiscal 2000, no non-qualifying stock options to purchase shares of Common Stock were awarded to senior executive officers of the Company and the Bank.

   RETIREMENT AND OTHER BENEFITS

         In December 1998, the Bank and Messrs. Smessaert and Gilbert entered into Supplemental Compensation Agreements ("SERP") to ensure that such executives continue to provide services to the Bank and to provide an incentive for such executives to refrain from providing services to a competitor of the Bank. Pursuant to the SERP, the Bank will pay Messrs. Smessaert and Gilbert annually $115,000 and $100,000, respectively, upon the attainment of certain events. The benefits under the SERP are forfeited in the event such executive commences employment for a competitor of the Bank. For a further description of the SERPs, see "Compensation of Executive Officers and Directors - Executive Employee Supplemental Compensation Agreement." Additional retirement and other benefits provided to executive officers are the same as those benefits provided to all employees of the Bank, including participating in the ESOP, the West Allis Savings Bank 401(k) Plan (in which Mr. Smessaert does not participate) and comprehensive health insurance, life insurance and short-term and long-term disability insurance.

         Under the ESOP, benefits may be payable upon death, retirement, early retirement, disability or separation from service. Benefits may be paid either in shares of Common Stock or in cash. On March 15, 2000, the Bank contributed $143,265 to the ESOP and allocations of shares of Common Stock were based upon compensation paid to participants for the year ended December 31, 1999.

   CHIEF EXECUTIVE OFFICER COMPENSATION

         The compensation paid to the President and Chief Executive Officer of the Company and the Bank, James D. Smessaert, during the fiscal year ended June 30, 2000 was consistent with the Company's overall executive compensation philosophy. Based upon the compensation philosophy of the Bank, Mr. Smessaert's competitively determined base salary under his employment agreement was increased 4% from fiscal 1999 to $171,147 effective January 1, 2000. Mr. Smessaert receives no additional payment for serving as a member of the Board of Directors of the Company or the Bank.

         There was no cash bonus paid to Mr. Smessaert for the fiscal year ended June 30, 2000 pursuant to the Incentive Plan. The cash bonus reflected the Company's financial performance relative to net income levels of the Company established by the Compensation Committee. During fiscal 2000, the Company did not achieve a net income level that exceeded the target level of net income established by the Board under the Incentive Plan. For a further description of the Incentive Plan, see "Compensation of Executive Officers and Directors - Annual Incentive Plan." There were no options granted to Mr. Smessaert to purchase shares of Common Stock under the Incentive Stock Option Plan during fiscal 2000.


                                          COMPENSATION COMMITTEE

                                          CHARLES E. RICKHEIM
                                          REGINALD M. HISLOP, III
                                          MARTIN HEDRICH, JR.

                                PERFORMANCE GRAPH

         The following graph shows semi-annual comparisons of the Company's cumulative shareholder return on the Common Stock with (i) the cumulative total return on stocks included in the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") Stock Market Index (for United States companies) and (ii) the cumulative total return on stocks included in the SNL Thrift Index, published by SNL Securities, Charlottesville, Virginia, commencing on June 30, 1995 through June 30, 2000. The cumulative returns set forth below for each index assume the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends were paid on such securities during the applicable comparison period.

                COMPARISON OF SEMI-ANNUAL CUMULATIVE TOTAL RETURN
               AMONG THE COMPANY, NASDAQ STOCK MARKET (U.S.) INDEX
                             AND SNL THRIFT INDEX(1)


                             HALLMARK CAPITAL CORP.

                                  [LINE GRAPH]

                                                                   PERIOD ENDING
                             ------------------------------------------------------------------------------------------
INDEX                           6/30/95         6/30/96         6/30/97         6/30/98         6/30/99         6/30/00
-----------------------------------------------------------------------------------------------------------------------
Hallmark Capital Corp.           100.00          111.11          158.34          207.41          172.22          137.33
Nasdaq - Total US                100.00          128.39          156.15          205.59          296.02          437.30
SNL Thrift Index                 100.00          126.86          205.34          278.06          235.87          196.36

--------------------------

(1) Assumes $100.00 invested on June 30, 1995, and all dividends reinvested through the end of the Company's fiscal year on June 30, 2000. The Company did not pay dividends during the period from June 30, 1995 to June 30, 2000. The performance chart is based upon closing prices on the trading day specified (as adjusted to reflect the Company's 2-for-1 stock split in November 1997).

         The Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement with any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

               INDEBTEDNESS OF MANAGEMENT AND CERTAIN TRANSACTIONS

         Current federal law requires that loans or extensions of credit to executive officers and directors must be made only (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features, or (ii) pursuant to benefit or compensation programs which are widely available to employees of the Bank and which do not give such executive officers and directors preference over other Bank employees. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors of the Bank.

         The Bank's policy provides that loans or extensions of credit to executive officers and directors will be made only in the ordinary course of business (i.e., on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features), or in accordance with the terms of nonpreferential benefit or compensation plans generally available to Bank employees. All loans since the enactment of current laws were made by the Bank in the ordinary course of business or pursuant to non-preferential benefit or compensation plans generally available to Bank employees.

         The Company and the Bank intend that all transactions in the future between the Company and the Bank and executive officers, directors, holders of 10% or more of the shares of any class of common stock of the Company and affiliates thereof, will be made only in the ordinary course of business or pursuant to nonpreferential benefit or compensation programs generally available to Bank employees.


                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the shares of Common Stock outstanding, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based upon review of the information provided to the Company, the Company believes that during the fiscal year ended June 30, 2000, officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements, except for one inadvertent failure by Ms. Borst to timely report on a Form 4 two sales of shares of Common Stock of the Company in February 2000, which sales were subsequently reported on a Form 5, and one incomplete report previously filed by Mr. Smessaert, which inadvertently omitted one purchase of shares of Common Stock of the Company in October 1998, which report was subsequently amended.

                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR INCLUSION IN 2001 PROXY MATERIALS

         Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the 2001 annual meeting of the shareholders of the Company, which is scheduled to be held in October 2001, must be received at the principal executive offices of the Company, 5555 North Port Washington Road, Glendale, Wisconsin 53217, Attention: Peter A. Gilbert, Corporate Secretary, no later than May 25, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Nothing in this section shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2001 annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

ADVANCE NOTICE REQUIREMENT FOR ANY PROPOSAL OR NOMINATION TO BE RAISED BY A SHAREHOLDER

         Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article VII of the Company's Articles of Incorporation. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed by first class United States mail, postage prepaid, to the principal executive offices of the Company not later than the close of business on the tenth day following the day on which notice of such annual meeting is first given to shareholders. A shareholder's notice must set forth certain information in accordance with Article VII of the Company's Articles of Incorporation. The advance notice must include the shareholder's name and address, as they appear on the Company's record of shareholders, the class and number of shares of the Company's Common Stock beneficially owned by such shareholder, a brief description of the proposed business, the reason for considering such business at the annual meeting and any material interest of the shareholder in the proposed business. In the case of nominations for elections to the Board of Directors, certain information regarding the nominee must be provided.

DISCRETIONARY VOTING OF 2001 PROXIES

         Pursuant to Rule 14a-4(c) under the Exchange and Article VII of the Company's Articles of Incorporation, if a shareholder who intends to present a proposal at the 2001 annual meeting timely and properly notifies the Company of such proposal at least ten days after mailing of the 2001 proxy statement, as described above, management proxies may not use their discretionary voting power for such proposal unless the Company sends to shareholders information on the matter to be presented at the meeting and how the management proxies intend to exercise their discretionary vote of such matter.

                        OTHER MATTERS WHICH MAY PROPERLY
                         COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.



                                         BY ORDER OF THE BOARD OF DIRECTORS,

                                         /s/ Peter A. Gilbert

Glendale, Wisconsin                      Peter A. Gilbert
September 22, 2000                       Executive Vice President and Corporate
                                         Secretary



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR SUBMIT YOUR PROXY TELEPHONICALLY.

                            THIS PAGE INTENTIONALLY

                                   LEFT BLANK

HALLMARK CAPITAL CORP.                                           REVOCABLE PROXY
5555 North Port Washington Road
Glendale, Wisconsin 53217



    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HALLMARK
                                 CAPITAL CORP.
    FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                OCTOBER 25, 2000

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders (the "Annual Meeting") and the Proxy Statement and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. James D. Smessaert and Peter A. Gilbert, directors of Hallmark Capital Corp. (the "Company"), to represent and to vote, as designated below, all the shares of common stock, $1.00 par value per share ("Common Stock"), of the Company held of record by the undersigned on September 11, 2000, at the Annual Meeting which will be held on October 25, 2000, at 7.00 p.m., Milwaukee, Central time, at the Pettit National Ice Center, 500 South 84th Street, Milwaukee, Wisconsin 59214, or any adjournments or postponements thereof.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the matters. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors of the Company in their best judgement. At the present time, the Board of Directors of the Company knows of no other business to be presented at the Annual Meeting.

If you return this proxy card. Please mark your votes as in this example: [X]

                                               [COMPANY NAME]   [CONTROL NUMBER]


VOTE BY PHONE -- TOLL FREE -- XXX-XXX-XXX -- QUICK *** EASY *** IMMEDIATE

-- Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until (12:00 p.m. Eastern Standard Time) on October 24, 2000.

-- You will be prompted to enter your (3) digit Company Number and your (7) digit control number which are located above.

--   Follow the simple instructions given over the telephone.

     VOTE BY MAIL
     Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided.




           -- DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED --



                   HALLMARK CAPITAL CORP. 2000 ANNUAL MEETING



1.   ELECTION OF DIRECTOR:      JAMES D. SMESSAERT     [ ] FOR the nominee       [ ] WITHHOLD AUTHORITY
                                                           listed to the left.       to vote for the nominee
                                                                                     listed to the left.

2.   Ratification of the appointment of KPMG LLP as
     independent auditors of the Company for the
     fiscal year ending June 30, 2001.                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3.   Approval of an amendment to the company's
     articles of incorporation to change the name
     of the Company to Ledger Capital Corp.                [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.


                        Date _______________________                NO OF SHARES

Indicate changes below:
Address Change?          [ ]                               [                                 ]



                                                           [                                 ]

                                                           _________________________________________________
                                                           SIGNATURE(S) IN BOX
                                                           IMPORTANT: Please sign your name exactly as it
                                                           appears hereon. When signing as an attorney,
                                                           administrator, agent, corporation, officer,
                                                           executor, trustee, guardian or similar position,
                                                           please add your full title to your signature.
                                                           If shares of common stock are held jointly, each
                                                           holder may sign but only one signature is required.
